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                              S. MAISTER AND OTHERS

                                     - and -

                        MEDIALINK WORLDWIDE INCORPORATED








                          =============================



                              DEED OF TAX COVENANT



                          =============================






                               WRIGHT SON & PEPPER
                               9, Grays Inn Square
                                     London
                                    WC1R 5JF
                                   Ref: SMA/VF

                                 LDE: 35 LONDON
                               Tel: 0171-242 5473
                               Fax: 0171-831 7454
                     E Mail: wsp@graysinnsquare.demon.co.uk

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THIS DEED OF TAX COVENANT is made on the 7th day of July 1998


BETWEEN

(1) THE PERSONS whose names and addresses are set out in the schedule to this Deed (the "Covenantors" and individually "a Covenantor")

(2) MEDIALINK WORLDWIDE INCORPORATED (a company incorporated under the laws of the State of Delaware, USA) of 708 3rd Avenue, New York, New York 10017, USA and whose address in England is 37/38 Golden Square, London W1R 3AA ("the Purchaser")

WHEREAS:-

By an agreement dated 7th July, 1998 and made between the Covenantors and others
(1) and the Purchaser (2), the Purchaser has agreed to complete today the purchase of the Shares (as defined in the Agreement) from the Covenantors and others in reliance, inter alia, upon the covenants contained in this Deed.

NOW THIS DEED WITNESSES as follows:-

1.       INTERPRETATION

         In this Deed:

1.1      the following expressions shall have the following meanings:-

         "Accounts"                 has the meaning given to it in the
                                    Agreement;

         "Accounts Date"            means 31st March 1998;

         "Agreement"                means the agreement between the Covenantors
                                    and others (1) and the Purchaser (2) for the sale and purchase of the Shares;

         "Business Day"             means a day (other than a Saturday or a
                                    Sunday) on which banks are open for
                                    business in London;

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         Claim"                     means the issue of any notice, letter or
                                    other document by any Tax Authority or the taking of any other action by any Tax Authority or any form of self-assessment from which notice, letter, document, action or self-assessment it appears that a Tax Liability is to be, or may come to be, imposed on the Company;

         "Company"                  means Tempest T.V. Limited a company
                                    incorporated in England and Wales
                                    (registered no: 2693069) whose registered office is at 14/16 Great Portland Street,
                                    London W1N 6BL

         "Completion"               means completion of the sale and purchase
                                    of the Shares under the Agreement;

         "Deemed Tax Liability"     has the meaning given in Clause 1.2.2;

         "Event" includes (without limitation) any transaction, action or omission, any change in the residence of any person for the purposes of any Tax, the death of any person, and a failure to take any action which would avoid an apportionment or deemed distribution of income (regardless of whether the taking of any such action after Completion could have avoided such apportionment or deemed distribution) and shall also include Completion;

         "ICTA 1988"                has the meaning given to it in the
                                    Agreement;

         "Income, Profits           has the meaning given in Clause 1.3.1;
          or Gains"

         "Proceedings"              means any proceeding, suit or action
                                    arising out of or in connection with this Deed;

         "Relief" means any relief, allowance or credit in respect of any Tax or any deduction in computing Income, Profits or Gains for the purposes of any Tax;

         "Shares" means all or substantially all of the issued shares in the capital of the Company;

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         "Tax"                      means:

                                    (a)  within the United Kingdom, corporation
                                         tax, advance corporation tax, income
                                         tax (including income tax required to
                                         be deducted or withheld from or
                                         accounted for in respect of any
                                         payment), capital gains tax,
                                         inheritance tax, value added tax,
                                         national insurance contributions,
                                         stamp duty reserve tax, duties of
                                         customs and excise, any liability
                                         arising under section 601 of ICTA
                                         1988, and any other taxes, levies,
                                         duties, charges, imposts or
                                         withholdings corresponding to, similar
                                         to, replaced by or replacing any of
                                         them, together with all penalties,
                                         charges and interest relating to any
                                         of them or to any failure to file any
                                         return required for the purposes of
                                         any of them; and

                                    (b)  outside the United Kingdom, all taxes,
                                         levies, duties, imposts, charges and
                                         withholdings of any nature whatsoever,
                                         including (without limitation) taxes
                                         on gross or net Income, Profits or
                                         Gains and taxes on receipts, sales,
                                         use, occupation, franchise, value
                                         added and personal property, together
                                         with all penalties, charges and
                                         interest relating to any of them
                                         regardless (in either case) of whether
                                         any such taxes, levies, duties,
                                         imposts, charges, withholdings,
                                         penalties and interest are chargeable
                                         directly or primarily against or
                                         attributable directly or primarily to
                                         the Company or any other person and of
                                         whether any amount in respect of any
                                         of them is recoverable from any other
                                         person as mentioned in Clause 5;

         "Tax Assessment"           means any assessment, demand or other
                                    similar formal notice of a Tax
                                    Liability issued by any Tax Authority
                                    by virtue of which the Company either
                                    is liable to make a payment of Tax or
                                    will, with the passing of time, become
                                    so liable (in the absence of any
                                    successful application to

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                                    postpone any such payment);

         "Tax Authority"            means any taxing or other authority (whether
                                    within or outside the United Kingdom)
                                    competent to impose any Tax Liability;

         "Tax Liability"            has the meaning given in Clause 1.2.1; and

         "Working Hours"            means 9.30 a.m. to 5.30 p.m. on a Business
                                    Day;

         1.2.1 references to any "Tax Liability" of the Company shall mean both liabilities of the Company to make actual payments of Tax (or amounts in respect of Tax) and also:

                  (a) the loss, or the setting off against Income, Profits or Gains or against any Tax otherwise chargeable, of any Relief which would (were it not for the said loss or setting off) have been available to the Company and which has been taken into account in computing (and so reducing) any provision for deferred Tax which appears in the Accounts (or which, but for the presumed availability of such Relief, would have appeared in the Accounts);

                  (b) the loss of a right to repayment of Tax which has been treated as an asset of the Company in preparing the Accounts or the setting off of any such right to repayment of Tax against any actual Tax Liability in respect of which the Purchaser would, but for that setting off, have been able to make a claim against the Covenantors or any of them under this Deed; and

                  (c) the setting off against Income, Profits or Gains which were earned, accrued or received on or before Completion or in respect of a period ended on or before Completion or against any Tax otherwise chargeable in respect of an Event occurring (or deemed to occur) on or before Completion or in respect of a period ended on or before Completion of any Relief (a "Post Completion Relief") which arises as a consequence of or by reference to an Event occurring (or deemed by the relevant Tax Authority or under the applicable Tax legislation to occur) after Completion or in respect of a period commencing after Completion and not as a consequence of or by reference to any Event occurring (or deemed to occur) on or before Completion or in respect of a period ended on or before Completion in circumstances where, but for such setting off, the Company would have had an actual Tax Liability in respect of which the Purchaser would have been able to make a claim against the

                           Covenantors or any of them under this Deed; and

         1.2.2 in any case falling within any of Clause 1.2.1(a), Clause 1.2.1(b) and Clause 1.2.1(c) the amount that is to be treated for the purposes of this Deed as a Tax Liability of the Company ("the Deemed Tax Liability") shall be determined as follows:

                  (a) in a case which falls within Clause 1.2.1(b) the Deemed Tax Liability shall be the amount of the repayment that would have been obtained but for the loss or setting off mentioned in that Clause;

                  (b) in a case which falls within Clause 1.2.1(a) or Clause 1.2.1(c) and where the Relief which was the subject of the loss or setting off mentioned in those Clauses was a deduction from or offset against Tax, the Deemed Tax Liability shall be the amount of that Relief; and

         1.2.3 in a case which falls within Clause 1.2.1(a) or Clause 1.2.1(c) and where the Relief which was the subject of the loss or setting off mentioned in those Clauses was a deduction from or offset against Income, Profits or Gains, the Deemed Tax Liability shall be:

                  (a) if the Relief was the subject of such a loss, the amount of Tax which would, on the basis of the rates of Tax current at the date of the loss, have been saved but for the loss; or

                  (b) if the Relief was the subject of such a setting off, the amount of Tax which has been saved in consequence of the setting off;

1.3      references to:

         1.3.1 "Income, Profits or Gains" shall include any standard or measure used for the purposes of any Tax and shall also include any income, profits or gains which are deemed by the relevant Tax Authority or under the applicable Tax legislation to be earned, accrued or received for the purposes of any Tax;

         1.3.2 Income, Profits or Gains (as defined in Clause 1.3.1) as being earned, accrued or received on after or before a particular date or in respect of a particular period shall mean Income, Profits or Gains which are regarded as having been, or are deemed by the relevant Tax Authority or under the applicable Tax legislation to have been, earned, accrued or received on after or before that date or in respect of that period for the purposes of any Tax;

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1.4      unless otherwise specified:

         1.4.1    references to clauses are to clauses of this Deed;

         1.4.2 a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

         1.4.3 references to a "person" shall be construed so as to include any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality);

         1.4.4 references to a "company" shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

         1.4.5 the expression "body corporate" shall have the meaning given in the Companies Act 1985;

         1.4.6 references to writing shall include any modes of reproducing words in a legible and non-transitory form;

         1.4.7    references to times of the day are to London time;

         1.4.8 headings to Clauses are for convenience only and do not affect the interpretation of this Deed;

         1.4.9 references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term; and

         1.4.10   (a)      the rule known as the ejusdem generis rule shall
                           not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

                  (b) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

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2.       COVENANT

         Subject to the provisions of Clause 3 the Covenantors hereby covenant with the Purchaser to pay to the Purchaser (so far as possible by way of repayment of the consideration payable under the Agreement for the Shares) an amount equal to any of the following:

2.1      any Tax Liability of the Company arising:

         2.1.1 as a consequence of or by reference to any Event which occurred on or before Completion or was deemed by the relevant Tax Authority or under the applicable Tax legislation to occur on or before Completion for the purposes of any Tax; or

         2.1.2 in respect of or by reference to any Income, Profits or Gains which were earned, accrued or received on or before Completion or in respect of a period ending on or before Completion;

2.2 any costs and expenses reasonably and properly incurred by the Purchaser or the Company in connection either with any such Tax Liability as is mentioned in Clause 2.1 or with any Claim therefor or in taking or defending any action under this Deed.

3.       LIMITS ON CLAUSE 2

         The covenant given in Clause 2 shall not cover any Tax Liability of the
         Company:

3.1 to the extent that provision or reserve in respect of that Tax Liability was made in the Accounts; or

3.2 to the extent that that Tax Liability would not have arisen but for a change in Tax legislation or accountancy practice or principles announced after the date of this Deed or the withdrawal after the date of this Deed of any published practice of any Tax Authority, where such change or withdrawal has retrospective effect; or

3.3 to the extent that the Tax Liability would not have arisen but for a voluntary transaction, action or omission carried out or effected by the Purchaser or the Company at any time after Completion, other than any such transaction, action or omission:

         3.3.1 carried out or effected under a legally binding commitment created on or before Completion; or

         3.3.2 carried out or effected in either the ordinary course of trading or the ordinary course of acquiring and disposing of capital assets (in either case, as that activity was carried on before Completion).

3.4 To the extent of the provisions in Schedule 4 to the Agreement which are expressed to apply to this Deed.

4.       OVER-PROVISIONS, RELIEFS, ETC.

4.1 If the auditors for the time being of the Company shall certify (at the request and expense of the Covenantors) that any provision for Tax in the Accounts (excluding any provision for deferred Tax) has proved to be an over provision, or any repayment or credit is given after Completion in respect of Tax paid before the Accounts Date, then the amount of such over-provision, repayment or credit shall be dealt with in accordance with Clause 4.3.

4.2 If the auditors for the time being of the Company shall certify (at the request and expense of the Covenantors) that any Tax Liability which has resulted in a payment having been made or becoming due from the Covenantors under this Deed will give rise to a Relief for the Company which would not otherwise have arisen, then, as and when the liability of the Company to make an actual payment of or in respect of Tax is reduced, by reason of that Relief and after taking account of the effect of all other Reliefs that are or become available to the Company (including any Relief derived from a subsequent accounting period), from the amount that that liability would have been but for the availability of that Relief, the amount by which that liability is so reduced shall be dealt with in accordance with Clause 4.3.

4.3 Where it is provided under Clause 4.1 or Clause 4.2 that any amount (the "Relevant Amount") is to be dealt with in accordance with this Clause 4.3:

         4.3.1 the Relevant Amount shall first be set off against any payment then due from the Covenantors under this Deed; and

         4.3.2 to the extent there is an excess, a refund shall be made to the Covenantors of any previous payment or payments made by the Covenantors under this Deed and not previously refunded under this Clause up to the amount of such excess; and

         4.3.3 to the extent that the excess referred to in Clause 4.3.2 is not exhausted under that Clause, the remainder of that excess shall be refunded to the Covenantors.

4.4      Where any such certification as is mentioned in Clause 4.1 or Clause
         4.2 has been made, the Covenantors or the Purchaser or the Company may request the auditors for the time being of the Company to review such certification in the light of all relevant circumstances, including any facts which have become known only since such certification, and to certify whether such certification remains correct or whether, in the light of those circumstances, the amount that was the subject of such certification should be amended.

4.5 If the auditors certify under Clause 4.4 that an amount previously certified should be amended, that amended amount shall be substituted for the purposes of Clause 4.3 as the Relevant Amount in respect of the certification in question in place of the amount originally certified, and such adjusting payment (if any) as may be required by virtue of the above mentioned substitution shall be made as soon as practicable by the Covenantors or (as the case may be) to the Covenantors.

4.6 The Purchaser shall promptly notify the Covenantors as soon as it or the Company becomes aware that an amount has proved to be an over-provision or a Relief has arisen, as referred to in Clause 4.1 and Clause 4.2.

5.       RECOVERY FROM OTHER PERSONS

         If, in the event of any payment becoming due from the Covenantors under Clause 2 the Company either is immediately entitled at the due date for the making of that payment to recover from any person (including any Tax Authority) any sum in respect of the Tax Liability which has resulted in that payment becoming due from the Covenantors, or at some subsequent date becomes entitled to make such a recovery, then the Purchaser shall procure that the Company shall promptly notify the Covenantors of its entitlement and shall, if so required by the Covenantors and at the Covenantors' sole expense, take all appropriate steps to enforce that recovery (keeping the Covenantors fully informed of the progress of any action taken); and if the Covenantors have made a payment under Clause 2 in respect of the Tax Liability in question, the Purchaser shall account to the Covenantors for whichever is the lesser of:

5.1 any sum so recovered by the Company in respect of that Tax Liability (including any interest or repayment supplement paid by the Tax Authority or other person on or in respect thereof less any Tax chargeable on the Company in respect of that interest); and

5.2 the amount paid by the Covenantors under Clause 2 in respect of that Tax Liability.

6.       MITIGATION

         The Purchaser shall at the Covenantors' request procure that, to the extent permitted by law and as specifically instructed by the Covenantors, the Company:

6.1      uses all Reliefs available to it other than Post-Completion Reliefs;
         and

6.2 makes or joins in all elections in respect of any accounting period of the Company ending before Completion, in either case so as to reduce or eliminate the Covenantors' liability under this Deed.

7.       PURCHASER'S COVENANTS

7.1 Subject to sub-clause 7.3, the Purchaser undertakes that it shall procure that the Company shall discharge any Tax Liability of the Company which is a primary liability of the Company to the extent that failure on the part of the Company to discharge that Tax Liability would give rise or has given rise to a liability for the Covenantors (or any company of which they or any of them have or have had control) to discharge that Tax under section 767A ICTA 1988 or any new provision introduced which relates to the Inland Revenue Press Release dated 17th February 1998 (Company Purchase Schemes Collection of Outstanding Tax) (the "Press Release") including, without limitation, clauses 112 to 114 of the Finance (No.2) Bill published on 8th April 1998.

7.2 Subject to sub-clause 7.3, the Purchaser covenants with the Covenantors that, to the extent that the Covenantors (or any company of which they or any of them have control) are assessed to Tax under section 767A ICTA 1988 or any new provision introduced which relates to the Press Release as a result of the Purchaser or the Company failing to discharge a Tax Liability referred to in Clause 7.1, it shall indemnify the Covenantors in respect of any payments made by the Covenantors (or any company of which they or any of them have control) to discharge that assessment.

7.3 Sub-clauses 7.1 and 7.2 shall not apply to a Tax liability referred to in clause 7.1 to the extent that it is a Tax Liability for which the Covenantors are liable under this Deed or the Warranties set out in
         Schedule 3 to the Agreement.

8.       CLAIMS PROCEDURE

8.1 Upon the Purchaser or the Company becoming aware of a Claim relevant for the purposes of this Deed or the Tax Warranties (as defined in the Agreement), the Purchaser shall promptly give written notice of that Claim to the Covenantors or, as the case may be, shall procure that the Company promptly gives written notice of that

         Claim to the Covenantors, and the Purchaser shall further procure that the Company (if the Covenantors shall indemnify and secure the Purchaser and the Company to their reasonable satisfaction against all losses, costs, damages and expenses, including interest on overdue Tax, which may be incurred thereby) take such action and give such information and assistance in connection with the affairs of the Company as the Covenantors may reasonably and promptly by written notice request to avoid, resist, appeal or compromise the Claim;

         PROVIDED THAT the Purchaser shall not be obliged to procure that the Company appeal against any Tax Assessment if, the Covenantors having been given written notice of the receipt of that Tax Assessment in accordance with the preceding provisions of this Clause, the Company has not within 15 Business Days thereafter received instructions in writing from the Covenantors, in accordance with the preceding provisions of this Clause, to make that appeal;

         AND PROVIDED FURTHER THAT the Purchaser shall not be obliged to procure that the Company take any action under this Clause which involves contesting any Tax Assessment before any court or other appellate body (excluding the authority or body demanding the Tax in question) unless the Covenantors furnish the Company with the written opinion of tax counsel of at least ten years' call to the effect that an appeal against the Tax Assessment in question stands a reasonable chance of success.

8.2      The actions which the Covenantors may reasonably request under Clause
         7.1 shall include (without limitation) the Company applying to postpone (so far as legally possible) the payment of any Tax and/or allowing the Covenantors to take on or take over at their own expense the conduct of all or any proceedings of whatsoever nature arising in connection with the Claim in question, and, if the Covenantors take on or take over the conduct of proceedings, the Purchaser shall provide and shall procure that the Company provides such information and assistance as the Covenantors may reasonably require in connection with the preparation for and conduct of those proceedings.

9.       TAX RETURNS

9.1 The Covenantors or their duly authorised agent shall prepare the Tax returns of the Company for all accounting periods ended on or prior to the Accounts Date, to the extent that the same shall not have been prepared before Completion.

9.2 The Purchaser shall procure that the Company shall cause the returns mentioned in Clause 9.1 to be authorised, signed and submitted to the appropriate authority without amendment or with such amendments as the Covenantors shall agree and shall give the Covenantors or their agent all such assistance as may be required to agree those returns with the appropriate authorities;

         PROVIDED THAT the Purchaser shall not be obliged to procure that either itself or the Company take any such action as is mentioned in this Clause in relation to any Tax return that is not full, true and accurate in all material respects.

9.3 The Covenantors or their duly authorised agent shall prepare all documentation and deal with all matters (including correspondence) relating to the Tax returns of the Company for all accounting periods ended on or prior to the Accounts Date and the Purchaser shall procure that the Company shall afford such access to their books, accounts and records as is necessary and reasonable to enable the Covenantors or their duly authorised agent to prepare those returns and conduct matters relating thereto in accordance with the Covenantors' rights under this Clause.

9.4 Nothing done by the Company pursuant to this Clause shall in any respect restrict or reduce any rights the Purchaser may have to make a claim against the Covenantors under this Deed in respect of any such Tax Liability as is mentioned in Clause 2.

10.      DUE DATE OF PAYMENT

10.1 Where the Covenantors become liable to make any payment under Clause 2 the due date for the making of that payment shall be:

         10.1.1 in a case that involves an actual payment of Tax by the Company the later of the date which is the last date on which the Company would have had to have paid to the appropriate Tax Authority the Tax which has given rise to the Covenantors' liability under this Deed in order to avoid incurring a liability to interest or a charge or penalty in respect of that Tax Liability and 5 Business Days after service of notice of the Tax Assessment on the Covenantors by the Purchaser; or

         10.1.2 in a case falling within any of Clause 1.2.1(a), Clause 1.2.1(b) and Clause 1.2.1(c) the later of the date on which the tax which would otherwise have been relieved but for the utilisation of the Relief concerned is itself due and the date falling seven days after the date when the Covenantors have been notified by the Company or the Purchaser that the auditors for the time being of the Company have certified, at the request of the Purchaser or the Company, that the Covenantors have a liability for a determinable amount under Clause 2.

10.2 If any payment required to be made by the Covenantors under this Deed is not made by the due date for the making thereof, then, except to the extent that the Covenantors' liability under Clause 2 compensates the Purchaser for the late payment by virtue of its extending to interest and penalties, that payment shall carry interest from that due date until the date when the payment is actually made at the rate of 4 per cent above the base rate from time to time of Barclays Bank plc.

11.      DEDUCTIONS FROM PAYMENT ETC

11.1 All sums payable by the Covenantors to the Purchaser under this Deed shall be paid free and clear of all deductions or withholdings whatsoever, save only as may be required by law.

11.2 If any deductions or withholdings are required by law to be made from any of the sums payable as mentioned in Clause 11.1 for which the Purchaser is unable to obtain credit or repayment, the Covenantors shall be obliged to pay to the Purchaser such sum as will, after the deduction or withholding has been made, leave the Purchaser with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding PROVIDED THAT if the Purchaser is not a company solely resident in the United Kingdom for Tax purposes or if it holds the Shares as trading stock at the time any payment is made by the Covenantors under this Deed this Clause shall operate to require the Covenantors to make an increased payment only to the extent that such an increased payment would have been made under this Clause had the Purchaser been solely resident in the United Kingdom for Tax purposes and had held the Shares otherwise than as trading stock.

11.3 If any sum payable by the Covenantors to the Purchaser under this Deed (other than interest under Clause 10) shall be subject to a Tax Liability in the hands of the Purchaser, the Covenantors shall be under the same obligation to make an increased payment in relation to that Tax Liability as if the liability were a deduction or withholding required by law PROVIDED THAT if the Purchaser is not a company solely resident in the United Kingdom for Tax purposes or if it holds the Shares as trading stock at the time any payment is made by the Covenantors under this Deed, this Clause shall operate to require the Covenantors to make an increased payment only to the extent that such an increased payment would have been made under this Clause had the Purchaser been solely resident in the United Kingdom for Tax purposes and had held the Shares otherwise than as trading stock.

12.      SEVERAL LIABILITY

12.1 The obligations of the Covenantors under this Deed are as set out in paragraph 2.1.2 of Schedule 4 to the Agreement.

12.2 If any liability of one or some but not all of the Covenantors is or becomes illegal, invalid or unenforceable in any respect, that shall not affect or impair the liabilities of the other Covenantors under this Deed.

13.      RELEASE OF COVENANTORS

         The Purchaser may release, or compromise the liability of, any Covenantor or grant time or other indulgence to any Covenantor without releasing or reducing the liability of any other Covenantor.

14.      REMEDIES AND WAIVERS

14.1 No delay or omission on the part of any party to this Deed in exercising any right, power or remedy provided by law or under this Deed shall impair such right, power or remedy or operate as a waiver thereof.

14.2 The single or partial exercise of any right, power or remedy provided by law or under this Deed shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

15.      ASSIGNMENT

15.1 The rights or benefits of or under this Deed may be assigned (together with any cause or action arising in connection with any of them) by the Purchaser to a subsidiary or holding company, or a fellow subsidiary of the same holding company, of the Purchaser ("Purchaser's Group") but not to any other person PROVIDED THAT if such assignee ceases to be a member of the Purchaser's Group the Purchaser shall procure that such assignee shall re-assign the same to another member of the Purchaser's Group.

15.2     Obligations under this Deed shall not be assignable.

16.      FURTHER ASSURANCE

         The Covenantors shall from time to time on being required to do so by the Purchaser now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Purchaser as the Purchaser may reasonably consider necessary for giving full effect to this Deed and securing to the Purchaser the full benefit of the rights, powers and remedies conferred upon the Purchaser in this Deed.

17.      NOTICES

17.1 Any notice or other communication given or made under or in connection with the matters contemplated by this Deed shall be made in writing.

17.2 Any such notice or other communication shall be addressed as provided in Clause 17.3 and, if so addressed, shall be deemed to have been duly given or made as follows:

         17.2.1 if sent by recorded delivery or other guaranteed delivery post, two Business Days after the date of posting;

         17.2.2 if sent by facsimile, when despatched to the correct facsimile number confirmed by an activity report showing "transaction O.K." or words to similar effect and if followed immediately by written confirmation by recorded delivery or other guaranteed delivery post;

         PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside Working Hours, such notice or other communication shall be deemed to be given or made at the start of Working Hours on the next Business Day.

17.3 The relevant addressee, address and facsimile number of each party for the purposes of this Deed, subject to Clause 17.4, are.

         Name of Party              Address               Facsimile No
         -------------              -------               ------------

         Purchaser
         ---------
         Medialink Worldwide Inc    37/38 Golden Square   0171-439 1378
                                    London. W1R 3AA

         For the attention of
         David Davis

         Copy to:
         Medialink Worldwide        708 Third Avenue
         Incorporated               New York NY 10017 USA
         For the attention of
         Graeme McWhirter

         Covenantors
         -----------
         (c/o Covenantors'          Stuart Maister
         Representative)            26 Rowben Close
                                    Totteridge
                                    London N20 8QR

17.4 A party may notify the other parties to this Deed of a change to his or its name, relevant address or facsimile number for the purposes of Clause 17.3 PROVIDED THAT such notification shall only be effective on:

         17.4.1 the date specified in the notification as the date on which the change is to take place; or

         17.4.2 if no date is specified or the date specified is less than five clear Business Days after the date on which notice is given, the date falling five clear Business Days after notice of any such change has been given.

18.      COUNTERPARTS

18.1 This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each of the parties has executed at least one counterpart.

18.2 Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute but one and the same instrument.

19.      TIME OF ESSENCE

         Except as otherwise expressly provided, time is of the essence of this Deed.

20.      CHOICE OF GOVERNING LAW

         This Deed shall be governed by and construed in accordance with English law.

21.      JURISDICTION

         The parties to this Deed irrevocably agree for the exclusive benefit of the Purchaser that the Courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that accordingly any proceedings may be brought in such Courts. Nothing contained in this Clause shall limit the right of the Purchaser to take proceedings against the Covenantors (or any of them) in any other

         Court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdiction preclude the taking of proceedings in any other jurisdiction, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.


IN WITNESS whereof the parties hereto have executed this document as a Deed and delivered it the day and year first above written

                                  THE SCHEDULE

                     NAMES AND ADDRESSES OF THE COVENANTORS



Full Name                           Address
---------                           -------

Stuart Maister                      20 Rowben Close
                                    Totteridge
                                    London N20 8QR

Julie Maister                       20 Rowben Close
                                    Totteridge
                                    London N20 8QR

Alan Manuel Greenberg               13 Ringwood Avenue
                                    London N2 9NT

Jaine Greenberg                     13 Ringwood Avenue
                                    London N2 9NT

Executed as a Deed by      /s/ David Davis
MEDIALINK WORLDWIDE INCORPORATED
acting by



Signed as a Deed by                                  )
STUART MAISTER                                       )       /s/ Stuart Maister


in the presence of:-/s/ Edward Miller                )


Witness: Name


Address





Occupation


Signed as a Deed by                                  )
JULIE MAISTER                                        )        /s/ Julie Maister


in the presence of:- /s/ Edward Miller               )


Witness: Name


Address






Occupation


Signed as a Deed by                                  )
ALAN MANUEL GREENBERG                                )       /s/ Alan Greenberg


in the presence of:- /s/ Edward Miller               )


Witness: Name


Address






Occupation

Signed as a Deed by                                  )
JAINE GREENBERG                                      )      /s/ Janie Greenberg


in the presence of:- /s/ Edward Miller               )


Witness: Name


Address






Occupation